                                                                  EXHIBIT 10(r)

                             AMENDMENT NO. 3 TO THE
                       PEDIATRIC SERVICES OF AMERICA, INC.
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN

      Pediatric Services of America, Inc., a Georgia corporation (the "Corporation"), has previously established the Pediatric Services of America, Inc. Non-Qualified Deferred Compensation Plan (the "Plan") for the benefit of a select group of employees and their beneficiaries. The Corporation previously approved an amendment to be made to the Plan to permit Tier I Participants (designated as such under Section 2.3 of the Plan) to defer some or all of their bonus compensation in addition to base pay. The purpose of this Amendment is to document such amendment.

      NOW, THEREFORE, in accordance with Section 7.1 of the Plan and pursuant to resolutions adopted by the Board of Directors on August 1, 2000, Section 1.11 of the Plan is hereby amended, effective as of August 1, 2001, to read in its entirety as follows:

         "1.12. Plan Year Compensation means for purposes of the elections
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      under Section 2.4 of the Plan, the annual base salary paid to a Participant by the Company during any Plan Year, or portion thereof in which he is a Participant in this Plan, as reflected on the Participant's form W-2. For Tier I employees (designated as such under Section 2.3) only, Plan Year Compensation shall include bonus compensation, if any, in addition to base salary. For purposes of the elections under Section 2.4 and the limitations under Section 3.1 of the Plan, the election by Tier I employees to defer amounts out of bonus compensation shall be made, if at all, (a) separately from the election to defer out of base salary and (b) prior to the date a discretionary bonus is declared during a Plan Year or prior to the beginning of the Plan Year if the bonus is non-discretionary; provided, however, that for the Plan Year during which this Amendment is adopted, such election may be made within 30 days after the effective date of this Amendment, regardless of the type of bonus. For purposes hereof, a "non-discretionary bonus" means a bonus which is determined under a formula established for the Plan Year for which the bonus is earned."

      Executed at Norcross, Georgia on September 19, 2001.

                                            PEDIATRIC SERVICES OF AMERICA, INC.


                                            By /s/ Joseph D. Sansone
                                              ---------------------------------
                                                   Joseph D. Sansone, President